UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2007

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On September 12, 2007, the Board of Directors (the “Board”) of CSX Corporation (“CSX”) approved new clause (b) of Section 2 of Article II of the CSX Bylaws (the “Bylaws”), to require each director and nominee for election as a director to deliver to the Corporate Secretary of CSX a written questionnaire with respect to the director’s or nominee’s background and qualification and a representation and agreement (the “Agreement”).  The Agreement requires directors and nominees to disclose certain types of voting commitments and compensation arrangements and a representation that the director or nominee, if elected, would be in compliance with all applicable corporate governance, conflict of interest, confidentiality, securities ownership and trading policies and guidelines of CSX, and also provides for the immediate resignation of a director if such person is found by a court of competent jurisdiction to have breached the Agreement in any material respect.

The Board also approved an amendment to Section 11(a)(ii) of Article I to provide that a shareholder nominating a candidate for election as a director must deliver to the Corporate Secretary of CSX, as part of such shareholder’s notice of nomination, the information and Agreement referenced above in respect of such shareholder’s nominee.

Also on September 12, 2007, the Board approved amendments to the Bylaws to: (i) clarify that officers may be removed with or without cause at any time and that the election or appointment of an officer does not of itself create contract rights; (ii) delineate the duties and authorities of officers; (iii) add a provision to clarify that, unless otherwise provided by the Board, the Chairman of the Board and the President has the authority to exercise any and all powers of CSX in respect of another entity whose securities are held by CSX; (iv) provide that, unless otherwise directed by the Board, expenditures chargeable to operating expenses may be made by or under the direction of the head of the department or office of CSX in which they are required, subject to direction, restriction or prohibition by the Chairman of the Board; and  (v) delete the requirement that the Chairman of the Board and President comply with certain provisions of the Shipping Act of 1916, which are no longer applicable to CSX.

The foregoing amendments to the Bylaws were effective upon approval by the Board on September 12, 2007.  A copy of the amended and restated Bylaws is attached as
Exhibit 3.2.

ITEM 8.01. OTHER EVENTS.

Also on September 12, 2007, the Board approved an amendment to the CSX Corporate Governance Guidelines (the “Guidelines”) to require directors to maintain the confidentiality of information provided to them by CSX and any other confidential information about CSX that comes to them in their capacities as directors.

The foregoing amendment to the CSX Guidelines was effective upon approval by the Board on September 12, 2007.  A copy of the amended CSX Guidelines is attached as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits required to be filed by Item 601 of Regulation S-K.

Exhibit No.	Description

3.2	Amended and Restated Bylaws of CSX Corporation.
99.1	CSX Corporate Governance Guidelines.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ Carolyn T. Sizemore
Carolyn T. Sizemore
Vice President and Controller (Principal Accounting Officer)

Date: September 14, 2007

4